UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 13, 2012

Farmer Bros. Co.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34249	95-0725980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20333 South Normandie Avenue, Torrance, California	90502
(Address of Principal Executive Offices)	(Zip Code)

(310) 787-5200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Amended and Restated Employment Agreements

Jeffrey A. Wahba

On February 13, 2012, Farmer Bros. Co., a Delaware corporation (the “Company”), and Jeffrey A. Wahba entered into a Second Amended and Restated Employment Agreement (the “2012 Wahba Employment Agreement”), pursuant to which Mr. Wahba will continue to serve as Interim Co-Chief Executive Officer of the Company until the employment commencement date of a permanent Chief Executive Officer of the Company. In addition, he will continue to serve as Treasurer and Chief Financial Officer of the Company. The 2012 Wahba Employment Agreement supersedes the Amended and Restated Employment Agreement, effective as of April 19, 2011, as amended, between the Company and Mr. Wahba (the “2011 Wahba Employment Agreement”), with the exception that the equity awards under the 2011 Wahba Employment Agreement which were previously disclosed on Form 8-K filed with the SEC on April 6, 2011, will continue to be subject to the terms and conditions of the 2011 Wahba Employment Agreement. The 2011 Wahba Employment Agreement was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on May 23, 2011.

Pursuant to the 2012 Wahba Employment Agreement, Mr. Wahba will receive a base salary of $350,000 per annum through December 31, 2012. On January 1, 2013, his annual base salary will revert to $305,000 unless otherwise mutually agreed. Mr. Wahba will continue to be entitled to participate in the Farmer Bros. Co. 2005 Incentive Compensation Plan (the “Incentive Plan”), with a Target Award (as defined in the Incentive Plan) generally equal to fifty-five percent (55%) of his base annual salary.

Pursuant to the 2012 Wahba Employment Agreement and the 2011 Wahba Employment Agreement, and in accordance with the provisions of the Farmer Bros. Co. 2007 Omnibus Plan (the “Omnibus Plan”), Mr. Wahba received the equity awards described below under Item 5.02(e). The equity awards will vest on the one (1) year anniversary of the grant date, provided Mr. Wahba is then employed by the Company, subject to accelerated vesting in the case of death, “Permanent Incapacity,” termination of employment for other than “Cause,” or resignation for “Good Reason,” as such terms are defined in the applicable employment agreement. The equity awards under the 2012 Wahba Employment Agreement will also be accelerated on December 31, 2012 if Mr. Wahba is then employed by the Company or if he has resigned without Good Reason effective December 31, 2012 upon at least ninety (90) days’ prior notice. These awards were granted to Mr. Wahba by the Compensation Committee in order to retain and motivate Mr. Wahba during the CEO transition period.

Mr. Wahba’s employment may be terminated by the Company at any time with or without Cause or upon Mr. Wahba’s resignation with or without Good Reason, death or Permanent Incapacity. Upon certain events of termination, Mr. Wahba is entitled to severance benefits, including base salary continuation for one (1) year, partially Company-paid COBRA coverage for one (1) year, and an amount equal to 100% of his Target Award under the Incentive Plan, prorated for the partial fiscal year in which the termination date occurs. Receipt of any severance amounts is conditioned upon execution of a general release of claims against the Company. The Company will also pay a prorated portion of the Target Award in the event of death or disability.

The foregoing description does not purport to be complete and is qualified in its entirety by the full text of the 2012 Wahba Employment Agreement which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Patrick G. Criteser

On February 13, 2012, the Company and Patrick G. Criteser entered into an Amended and Restated Employment Agreement (the “2012 Criteser Employment Agreement”), pursuant to which Mr. Criteser will continue to serve as Interim Co-Chief Executive Officer of the Company until the employment commencement date of a permanent Chief Executive Officer of the Company. In addition, he will continue to serve as President and Chief Executive Officer of Coffee Bean International, Inc., a subsidiary of the Company. The 2012 Criteser Employment Agreement supersedes the Employment Agreement, effective as of April 19, 2011, between the Company and Mr. Criteser (the “2011 Criteser Employment Agreement”), with the exception that the equity awards under the 2011 Criteser Employment Agreement which were previously disclosed on Form 8-K filed with the SEC on April 6, 2011, will continue to be subject to the terms and conditions of the 2011 Criteser Employment Agreement. The 2011 Criteser Employment Agreement was filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on May 23, 2011.

Pursuant to the 2012 Criteser Employment Agreement, Mr. Criteser will receive a base salary of $350,000 per annum through December 31, 2012. On January 1, 2013, his annual base salary will revert to $256,250 unless otherwise mutually agreed. Mr. Criteser will continue to be entitled to participate in the Incentive Plan, with a Target Award generally equal to fifty-five percent (55%) of his base annual salary.

Pursuant to the 2012 Criteser Employment Agreement and the 2011 Criteser Employment Agreement, and in accordance with the provisions of the Omnibus Plan, Mr. Criteser received the equity awards described below under Item 5.02(e). The equity awards will vest on the one (1) year anniversary of the grant date, provided Mr. Criteser is then employed by the Company, subject to accelerated vesting in the case of death, “Permanent Incapacity,” termination of employment for other than “Cause,” or resignation for “Good Reason,” as such terms are defined in the applicable employment agreement, however the vesting of thirty-five thousand (35,000) shares subject to the equity award under the 2012 Criteser Employment Agreement will be accelerated on June 29, 2012 if Mr. Criteser is then employed by the Company or if he has resigned without Good Reason effective June 29, 2012 upon at least thirty (30) days’ prior notice; and the vesting of the remaining thirty-five thousand (35,000) shares subject to this award will be accelerated upon Mr. Criteser’s resignation effective after June 29, 2012 and prior to December 31, 2012, on a pro rata basis based on the number of services days completed in calendar year 2012 after June 29, 2012 , or on December 31, 2012 provided Mr. Criteser is then employed by the Company. These awards were granted to Mr. Criteser by the Compensation Committee in order to retain and motivate Mr. Criteser during the CEO transition period.

Mr. Criteser’s employment may be terminated by the Company at any time with or without Cause or upon Mr. Criteser’s resignation with or without Good Reason, death or Permanent Incapacity. Upon certain events of termination, Mr. Criteser is entitled to severance benefits, including base salary continuation for one (1) year, partially Company-paid COBRA coverage for one (1) year, and an amount equal to 100% of his Target Award under the Incentive Plan, prorated for the partial fiscal year in which the termination date occurs. Receipt of any severance amounts is conditioned upon execution of a general release of claims against the Company. The Company will also pay a prorated portion of the Target Award in the event of death or disability.

The foregoing description does not purport to be complete and is qualified in its entirety by the full text of the 2012 Criteser Employment Agreement, which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	The disclosure in Item 1.01 above is incorporated herein by reference.

On February 13, 2012, in accordance with the 2012 Wahba Employment Agreement, 2011 Wahba Employment Agreement, 2012 Criteser Employment Agreement, 2011 Criteser Employment Agreement and the Letter Agreement, effective as of April 19, 2011, between the Company and Mark A. Harding, the Company’s Senior Vice President of Operations (the “Harding Letter Agreement”), which was filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K filed with the SEC on May 23, 2011, the Compensation Committee made the following equity awards under the Omnibus Plan:

Name	Agreement	Shares of Common Stock Issuable Upon Exercise of Options	Shares of Restricted Stock
Jeffrey A. Wahba	2012 Wahba Employment Agreement	50,000	20,000
	2011 Wahba Employment Agreement	15,000	—
Patrick G. Criteser	2012 Criteser Employment Agreement	70,000	—
	2011 Criteser Employment Agreement	15,000	—
Mark A. Harding	Harding Letter Agreement	20,000	—

The stock options have an exercise price equal to $10.82 per share, which was the closing price of the Company’s common stock as reported on the Nasdaq Global Market on February 13, 2012, the date of grant. The stock options have a seven year term expiring on February 13, 2019. The stock options and restricted stock vest on February 13, 2013, subject to accelerated vesting in the case of death, permanent incapacity and certain events relating to termination of employment as provided in the applicable employment agreement or arrangement and the award agreement. The stock options were granted under the Omnibus Plan pursuant to the Company’s form of Stock Option Grant Notice and Stock Option Agreement, which was previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on February 26, 2008 and incorporated herein by reference. The award of restricted stock was granted under the Omnibus Plan pursuant to the Company’s form of Restricted Stock Award Grant Notice and Restricted Stock Award Agreement, which was previously filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on February 26, 2008 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Second Amended and Restated Employment Agreement, effective as of February 13, 2012, by and between Farmer Bros. Co. and Jeffrey A. Wahba*

10.2	Amended and Restated Employment Agreement, effective as of February 13, 2012, by and between Farmer Bros. Co. and Patrick G. Criteser*

*Management	contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 17, 2012

FARMER BROS. CO.

By:	/S/ JEFFREY A. WAHBA
Jeffrey A. Wahba
Interim Co-Chief Executive Officer, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Second Amended and Restated Employment Agreement, effective as of February 13, 2012, by and between Farmer Bros. Co. and Jeffrey A. Wahba*

10.2	Amended and Restated Employment Agreement, effective as of February 13, 2012, by and between Farmer Bros. Co. and Patrick G. Criteser*

*Management	contract or compensatory plan or arrangement.